                                                                  EXHIBIT 10(jj)


                                PLEDGE AGREEMENT


                  THIS AGREEMENT, dated as of October 21, 1997, among VALLEY FORGE DENTAL ASSOCIATES, INC. a Delaware corporation (the "Borrower"), EACH OF THE UNDERSIGNED SHAREHOLDERS OF THE BORROWER SET FORTH ON THE SIGNATURE PAGE HEREOF AND THE SUBSIDIARIES OF THE BORROWER IDENTIFIED IN SCHEDULE I ATTACHED HERETO AND MADE A PART HEREOF (together with the Borrower, each a "Pledgor" and collectively, the "Pledgors"), and PNC BANK, NATIONAL ASSOCIATION ("Bank"), is delivered pursuant to the terms of that certain Discretionary Line of Credit Letter Agreement dated as of even date herewith, among the Borrower, the Guarantors set forth therein and the Bank (as amended, restated, modified or supplemented from time to time, the "Credit Agreement")

                                WITNESSETH THAT:

                  WHEREAS, each Pledgor is the legal and beneficial owner and the holder of its respective Pledged Collateral (as defined in Section 1(b) hereof) as set forth on Exhibit A hereto; and

                  WHEREAS, pursuant to the Credit Agreement, the Bank may make certain loans to the Borrower; and

                  WHEREAS, the obligations of the Bank to review the Borrower's loan requests are subject to the condition, among others, that each Pledgor secure its obligations to the Bank under the Credit Agreement in the manner set forth therein and herein;

                  NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

         1. Definitions. Terms which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein. In addition to the words and terms defined elsewhere in this Pledge Agreement (as amended, restated, modified or supplemented from time to time, the "Pledge Agreement"), the following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

                  (a) "Code" shall mean the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania or other applicable jurisdiction on the date hereof and as the same may subsequently be amended from time to time.

                  (b) "Debt" shall mean, collectively, all now existing and hereafter arising Indebtedness of the Borrower and the other Pledgors to the Bank under the Credit Agreement, the Guaranty Agreements and the other Loan Documents, including without limitation, all Indebtedness, whether principal, interest, fees, expenses or otherwise, of the Borrower and the other Pledgors to the Bank now existing or hereafter incurred under the Credit Agreement, the Guaranty Agreements or the Note, or any of the other Loan Documents, as any of the same or any one or more of them may from time to time be amended, restated, modified or supplemented, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part.

                  (c) "Pledged Collateral" shall mean and include with respect to each Pledgor (i) the securities listed on Exhibit A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and transfer books, (ii) any and all other securities hereafter pledged to the Bank to secure the Debt and the Pledgor's obligations hereunder, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and stock transfer books, and (iii) whatever is received when any of the foregoing is sold, exchanged or otherwise disposed of, including any proceeds as such term is defined in the Code.

         2. Pledge. As security for the due and punctual payment and performance of the Debt in full, each Pledgor hereby agrees that the Bank shall have, and each Pledgor hereby grants to and creates in favor of the Bank, a first priority security interest under the Code in and to all of the Pledged Collateral.

         3. Delivery of Certificates, etc. Upon the execution and delivery of this Pledge Agreement, each Pledgor has delivered to and deposited with the Bank in pledge, stock certificates and any other instruments evidencing the Pledged Collateral, together with undated stock powers signed in blank by such Pledgor as the Bank shall have required.

         4. Representations and Warranties. Each Pledgor represents and warrants to the Bank as follows:

                  (a) The Pledgor has good and marketable title to the Pledged Collateral;

                  (b) Any shares of capital stock of a Subsidiary forming part of the Pledged Collateral have been duly authorized and validly issued to the Pledgor, are fully paid and nonassessable and constitute all of the issued and outstanding stock of such Subsidiary, and there are no outstanding options or rights to purchase or acquire any additional shares of capital stock of such Subsidiary;

                  (c) Other than the security interest granted to and created in favor of the Bank hereunder, all of the Pledged Collateral is free and clear of any pledge, lien, security interest, encumbrance, option or rights of others, except to the extent transfer of the Pledged Collateral may be restricted by the federal Securities Act of 1933, as amended, and state securities laws; and

                  (d) The Pledgors have delivered to the Bank a true and correct copy of the articles or certificate of incorporation, bylaws and other organizational documents of each Subsidiary of the Borrower the shares of capital stock of which constitute part of the Pledged Collateral.

         5. Further Assurances. Each Pledgor will faithfully preserve and protect the Bank's security interest in the Pledged Collateral as a first priority perfected security interest under the Code, and will do all such other acts and things, and will upon request therefor by the Bank execute and deliver all such other documents and instruments, including, without limitation, further pledges, assignments, documents and powers of attorney with respect to its Pledged Collateral consistent with the terms of this Pledge Agreement and the Credit Agreement, as the Bank may reasonably determine to be necessary or advisable from time to time in order to preserve, perfect and protect said security interest.

         6. Certain Covenants of the Pledgor. Each Pledgor covenants and agrees that (a) it will defend the Bank's right, title and security interest in and to the Pledged Collateral and the proceeds thereof against the claims and demands of all persons whomsoever other than any Person claiming a right in the Pledged Collateral pursuant to an agreement between such Person and the Bank; (b) except as permitted by the Credit Agreement, it will not assign, transfer, pledge, or otherwise encumber any of its right, title or interest under, in or to the Pledged Collateral other than pursuant hereto; (c) except as permitted by the Credit Agreement, it will not take or omit to take any action, or permit any Subsidiary, any shares of capital stock of which constitute a part of the Pledged Collateral, to take or omit to take any action, the taking or the omission of which might result in an alteration or impairment of the Pledged Collateral or of this Pledge Agreement; (d) it will not permit any Subsidiary, any shares of capital stock of which constitute a part of the Pledged Collateral, to repeal, amend or modify its articles or certificate of incorporation, bylaws or other organizational documents, other than as permitted under the terms of the Credit Agreement; (e) it will cause each Subsidiary, any shares of capital stock of which constitute a part of the Pledged Collateral, to maintain accurate stock record and stock transfer books, and upon request of the Bank, provide the Bank with access to and copies of such stock record and stock transfer books; (f) it will not, without the prior written consent of the Bank, waive or release any obligation of any party to the Pledged Collateral; and (g) it will execute and deliver to the Bank and record such supplements to this Pledge Agreement and additional assignments as the Bank reasonably may request to evidence and confirm the pledge herein contained.

         7. Protection of the Bank's Interest in the Pledged Collateral Against Others. Each Pledgor assumes full responsibility for taking any and all necessary steps, as reasonably determined by the Bank, to preserve the Bank's rights with respect to its Pledged Collateral against all others, including the respective issuers of capital stock forming part of the Pledged Collateral. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Bank takes such action for that purpose as the Pledgor shall request in writing (or in the absence of such request, if the Bank deals with it in the same manner that it deals with similar property for its own account) , provided that such requested action will not, in the judgment of the Bank, impair the security interest in the Pledged Collateral created hereby or the Bank's rights in, or the value of, the Pledged Collateral, and provided further that such written request is received by the Bank in sufficient time to permit the Bank to take the requested action.

         8. Continuation of Perfection of Security Interest. Each Pledgor shall at such Pledgor's own cost and expense cause the security interest in its Pledged Collateral granted to and created in favor of the Bank under this Pledge Agreement to be perfected and continue to be perfected as long as the Debt or any part thereof is outstanding and unpaid or not performed in full, and for such purpose such Pledgor shall from time to time deliver possession to the Bank of and execute, deliver and file or record (or cause to be filed or recorded) such instruments, documents and notices (including, without limitation, amendments or supplements to this Pledge Agreement, financing statements and continuation statements) as the Bank may deem necessary or advisable from time to time in order to confirm, perfect and preserve such security interest. The Bank is hereby irrevocably appointed attorney-in-fact of each Pledgor to do all acts and things which the Bank, in the exercise of its responsibilities under the Credit Agreement, may deem necessary or advisable to perfect and continue perfected the Bank's security interest in the Pledged Collateral in the event any Pledgor fails to do any act or thing upon the Bank's request.

         9. Voting Rights; Dividends; etc.

                  (a) So long as no demand for payment of the Debt has been made and payment in full has not been received:

                           (i) Each Pledgor shall be entitled to exercise any
                  and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; provided, however, that such Pledgor shall not exercise or refrain from exercising any such right if such action or inaction would reasonably be likely to have a material adverse effect on the value of the Pledged Collateral or any part thereof;

                           (ii) Any and all instruments and other property
                  (other than cash dividends) received, receivable or otherwise distributed in respect of, or in exchange for, any of the Pledged Collateral shall be forthwith delivered to the Bank to hold as part of the Pledged Collateral and shall, if received by any

                  Pledgor, be received in trust for the benefit of the Bank, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to the Bank as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  (b) After demand for payment of the Debt has been made and so long as payment in full has not been received:

                           (i) All rights of any Pledgor to exercise the voting
                  and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 9(a)(i) and to receive the dividends and other distributions which it would otherwise be authorized to receive and retain pursuant to
                  Section 9(a)(ii) shall cease, and all such rights shall, upon notice by the Bank to such Pledgor, become vested in the Bank, who shall thereupon have the sole right to exercise such voting and other consensual rights and the sole right to receive and hold as Pledged Collateral such dividends and other distributions and apply them to payment of the Debt; and

                           (ii) All dividends and other distributions which are
                  received by any Pledgor contrary to the provisions of paragraph (i) of this Section 9(b) shall be received in trust for the benefit of the Bank, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Bank as Pledged Collateral in the same form as so received (with any necessary endorsement); and

                           (iii) Each of the Pledgors acknowledges and agrees
                  that the nature of the business of the Borrower and its Subsidiaries may require that the Bank exercise its voting rights in an expeditious fashion and without prior notice to the Pledgors so that the Bank may attempt to preserve the value of continuing the respective businesses of the Borrower and its Subsidiaries as a going concern.

         10. Remedies. If demand for payment of the Debt has been made and payment in full has not been received, then the Bank shall have such rights and remedies with respect to the Pledged Collateral or any part thereof and the proceeds thereof as are provided by the Code and such other rights and remedies with respect thereto which it may have at law or in equity or under this Pledge Agreement, including without limitation, to the extent not inconsistent with the provisions of the Code or any other applicable Law, the right to (a) transfer all or any part of the Pledged Collateral into the Bank's name or into the name of its nominee and thereafter receive all cash, stock and other dividends or distributions paid or payable in respect thereof, and otherwise act with respect thereto for the benefit of the Bank as the absolute owner thereof, and (b) sell, assign, give an option or options to purchase or otherwise dispose of all or any part of the Pledged Collateral at any public or private sale at such place or places and at such time or times and upon such terms, whether for cash or on credit, and in such manner as the Bank may determine, and apply the proceeds so received in accordance with the terms of the Security Agreement.

         11. Notice of Sale of the Pledged Collateral by the Bank. If any notification of intended sale of any of the Pledged Collateral is required by law, such notification shall be deemed reasonable if provided at least ten (10) days before such sale, addressed to the Pledgor as provided in the Credit Agreement.

         12. Nature of Sale. Each Pledgor recognizes that the Bank may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not, for such reason alone, be deemed to have been made in a commercially unreasonable manner. The Bank shall not be under any obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the federal Securities Act of 1933, as amended, or under applicable state securities laws, even if the issuer would agree to do so.

         13. Termination. Upon indefeasible payment in full of the Debt and the termination of the Credit Agreement, this Pledge Agreement shall terminate and be of no further force and effect, and the Bank shall thereupon promptly return to each Pledgor such of the Pledged Collateral and such other documents delivered by such Pledgor hereunder as may then be in the Bank's possession and execute such documents, instruments, agreements or any combination thereof as the Pledgors shall reasonably request to evidence such termination.. Until such time, however, this Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

         14. No Waiver. No failure or delay on the part of the Bank in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Bank hereunder; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the Bank under this Pledge Agreement are cumulative and not exclusive of any rights or remedies which it may otherwise have, including without limitation any rights or remedies it may have under the Credit Agreement or any of the Guaranty Agreements (as defined in the Credit Agreement).

         15. Notices. All notices, statements, requests and demands given to or made upon any party hereto in accordance with the provisions of this Pledge Agreement shall be given or made as provided in the Credit Agreement.

         16. Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of the Bank and its successors and assigns, and each Pledgor and its successors and assigns, except that the Pledgors may not assign or transfer the respective Pledgor's obligations hereunder or any interest herein.

         17. Governing Law. This Pledge Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth excepting its rules relating to conflicts of Law.

         18. Survival. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         19. Waiver of Rights. Each of the Pledgors waives any rights to require the Bank to proceed against the Borrower or any other person, to proceed or exhaust any collateral, or to pursue any other remedy prior to exercising the Bank's rights under this Pledge Agreement. Each of the Pledgors further waives any defense which might otherwise arise by reason of any disability, discharge in bankruptcy, or other defense of the Borrower or of any other person liable in respect of the Debt. Until the Debt is indefeasibly paid in full, each of the Pledgors shall have no right of subrogation or contribution against any party liable on the Debt. Each of the Pledgors waives any right to enforce any remedy that the Bank has or may hereafter have against the Borrower or any other person and waives any benefit of any collateral now or hereafter held by the Bank in respect of the Debt. Each of the Pledgors authorizes the Bank, without notice to any of the other Pledgors, and without affecting the security interest granted hereby or the liabilities of any of the Pledgors hereunder, to renew, extend, accelerate, compromise, settle or otherwise change the time for payment of or otherwise change the terms of the Debt or any part thereof, including to increase or decrease the rate of interest thereon; to exchange, release or subordinate any collateral which may be held by the Bank as security for the Debt; to release or substitute any person for the Borrower or any endorser or guarantor of the Debt or any part thereof or any other parties thereto; and to apply any payments on account of the Debt any proceeds of any collateral held by the Bank for the Debt, against any item or items of the Debt or instrument or instruments evidencing the Debt, as the Bank shall, in its sole discretion elect whether or not the same may then be due.

                            [SIGNATURE PAGES FOLLOW]

                   [SIGNATURE PAGE 1 OF 3 TO PLEDGE AGREEMENT]



                  IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Pledge Agreement as of the day and year first above set forth.


                                   PNC BANK, NATIONAL ASSOCIATION


                                   By: /s/ Justin J. Falgione
                                   _________________________________________
                                   Title: Relationship Manager

                                   Address for Notices:
                                   249 Fifth Avenue
                                   One PNC Plaza, 6th Floor
                                   Pittsburgh, Pennsylvania 15222-2707
                                   Attention: Mr. Justin J. Falgione
                                   Telephone No.  (412) 762-2190
                                   Telecopier No. (412) 768-5149


                                   VALLEY FORGE DENTAL ASSOCIATES, INC.
                                   and the Subsidiaries listed on Schedule 1 hereto


                                   By: /s/ W. Gary Liddick
                                      _________________________________________
                                      W. Gary Liddick,
                                      Vice President and Chief Financial Officer

                                   Address for Notices:
                                   1018 West Ninth Avenue
                                   King of Prussia, Pennsylvania 19406
                                   Attention:  Mr. W. Gary Liddick
                                   Telephone No.  (610) 992-3319
                                   Telecopier No.  (610) 992-3392

                   [SIGNATURE PAGE 2 OF 3 TO PLEDGE AGREEMENT]



                                   ABBINGDON VENTURE PARTNERS
                                   LIMITED PARTNERSHIP - II

                                   By: Abbingdon-II Partners, as general partner


                                   By: /s/ Stephen F. Nagy
                                   _________________________________________
                                      Stephen F. Nagy,
                                      general partner

                                   Address for Notices:
                                   1018 West Ninth Avenue
                                   King of Prussia, Pennsylvania 19406
                                   Attention:  Mr. John H. Foster
                                   Telephone No.  (610) 992-7650
                                   Telecopier No.  (610) 992-3390


                                   ABBINGDON VENTURE PARTNERS
                                   LIMITED PARTNERSHIP - III

                                   By: Abbingdon-II Partners, as general partner


                                   By: /s/ Stephen F. Nagy
                                   _________________________________________
                                      Stephen F. Nagy,
                                      general partner

                                   Address for Notices:
                                   1018 West Ninth Avenue
                                   King of Prussia, Pennsylvania 19406
                                   Attention:  Mr. John H. Foster
                                   Telephone No.  (610) 992-7650
                                   Telecopier No.  (610) 992-3390

                   [SIGNATURE PAGE 3 OF 3 TO PLEDGE AGREEMENT]



                                   ABBINGDON VENTURE PARTNERS LIMITED
                                   PARTNERSHIP


                                   By: BDC - III Partners, as general partner

                                   By: /s/ Stephen F. Nagy
                                      _________________________________________
                                      Stephen F. Nagy,
                                      general partner


                                   Address for Notices:
                                   1018 West Ninth Avenue
                                   King of Prussia, Pennsylvania 19406
                                   Attention:  Mr. John H. Foster
                                   Telephone No.  (610) 992-7650
                                   Telecopier No.  (610) 992-3390



                                   BUSINESS DEVELOPMENT CAPITAL
                                   LIMITED PARTNERSHIP - III

                                   By: BDC - III Partners, as general partner

                                   By: /s/ Stephen F. Nagy
                                   _________________________________________
                                      Stephen F. Nagy,
                                      general partner

                                   Address for Notices:
                                   1018 West Ninth Avenue
                                   King of Prussia, Pennsylvania 19406
                                   Attention:  Mr. John H. Foster
                                   Telephone No.  (610) 992-7650
                                   Telecopier No.  (610) 992-3390

                                    EXHIBIT A
                                       TO
                                PLEDGE AGREEMENT




                               PLEDGED COLLATERAL

         ENTITY PLEDGING STOCK                    TYPE AND AMOUNT OF OWNERSHIP
         ---------------------                    ----------------------------

1. Business Development Capital Limited         400 shares of preferred stock,
   Partnership - III                            par value $.01 per share (the
                                                "VFDA Preferred Stock"), of
                                                Valley Forge Dental Associates,
                                                Inc., a Delaware corporation
                                                ("VFDA"), represented by stock
                                                certificate number 1

                                                175,000 shares of common stock,
                                                par value $.01 per share (the
                                                "VFDA Common Stock"), of VFDA
                                                represented by stock certificate
                                                number 1

2. Abbingdon Venture Partners Limited           1,080 shares of the VFDA
   Partnership                                  Preferred Stock represented by
                                                stock certificate number 2

                                                472,500 shares of the VFDA
                                                Common Stock represented by
                                                stock certificate number 2

3. Abbingdon Venture Partners Limited           3,960 shares of the VFDA
   Partnership - II                             Preferred Stock represented by
                                                stock certificate number 3

                                                1,732,500 shares of the VFDA
                                                Common Stock represented by
                                                stock certificate number 3

4. Abbingdon Venture Partners Limited           2,560 shares of the VFDA
   Partnership - III                            Preferred Stock represented by
                                                stock certificate number 4

                                                1,120,000 shares of the VFDA
                                                Common Stock represented by
                                                stock certificate number 4

                                    EXHIBIT A
                                       TO
                                PLEDGE AGREEMENT



                               PLEDGED COLLATERAL
                                   (CONTINUED)

         ENTITY PLEDGING STOCK                    TYPE AND AMOUNT OF OWNERSHIP
         ---------------------                    ----------------------------

5. Valley Forge Dental Associates, Inc.         1,000 shares of common stock,
                                                par value $.01 per share, of
                                                Riverhearst, Inc., a Delaware
                                                corporation, represented by
                                                stock certificate number 1

                                                937.50 shares of common stock,
                                                par value $.01 per share, of VFD
                                                of Georgia, Inc., a Delaware
                                                corporation, represented by
                                                stock certificate number 3

                                                1,000 shares of common stock,
                                                par value $.01 per share, of VFD
                                                of Pennsylvania, Inc., a
                                                Delaware corporation,
                                                represented by stock certificate
                                                number 2

                                                212,780 shares of common stock,
                                                par value $.01 per share, of
                                                Prodent, Inc., a Pennsylvania
                                                corporation, represented by
                                                stock certificate number 72

6. VFD of Pennsylvania, Inc.                    100 shares of common stock, no
                                                par value, of VFD of Pittsburgh,
                                                Inc., a Pennsylvania
                                                corporation, represented by
                                                stock certificate number 9

                                                120 shares of common stock, no
                                                par value, of Horizon Group
                                                International, Inc., an Ohio
                                                corporation ("HGI"), represented
                                                by stock certificate number 36

                                                81 shares of preferred stock,
                                                par value $10,000 per share, of
                                                HGI, represented by stock
                                                certificate number A-5

7. Horizon Group International, Inc.            1 share of common stock, no par
                                                value, of Precise Dental Lab.,
                                                Inc., an Ohio corporation,
                                                represented by stock certificate
                                                number 1

                                   SCHEDULE I
                                       TO
                                PLEDGE AGREEMENT




                           SUBSIDIARIES PLEDGING STOCK


VFD of Pennsylvania, Inc.
Horizon Group International, Inc.